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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation of our report dated April 14, 1999 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-8445.

                                          /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
April 14, 1999